Exhibit 10.26

AMENDED AND RESTATED

CUSTODIAL AGREEMENT

Among

MERRILL LYNCH MORTGAGE CAPITAL INC.

as Buyer

and

MORTGAGEIT, INC.,
as Seller

and

MORTGAGEIT, HOLDINGS, INC.,
as Seller

DEUTSCHE BANK NATIONAL TRUST COMPANY,

as Custodian

Dated as of August 4, 2004

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Section 23.	Removal of the Custodian With Respect to Some or All of the Purchased Mortgage Loans.

Section 24.	Termination by the Custodian.

Section 25.	Successors and Assigns.

Section 26.	Authorized Representatives.

Section 27.	Notices.

Section 28.	Reproduction of Documents.

Section 29.	Amendments; Entire Agreement.

Section 30.	Entire Agreement; Severability.

Section 31.	Governing Law; Counterparts.

Section 32.	Submission to Jurisdiction.

EXHIBITS

EXHIBIT 1	Mortgage File
EXHIBIT 2	Form of Trust Receipt
EXHIBIT 3	Form of Request for Release of Documents and Receipt
EXHIBIT 4	Authorized Representatives of the Custodian
EXHIBIT 5	Authorized Representatives of the Seller
EXHIBIT 6	Authorized Representatives of the Buyer
EXHIBIT 7	Form of Mortgage Loan Schedule
EXHIBIT 8	Form of Repurchase Release
EXHIBIT 9	Form of Lost Note Affidavit
EXHIBIT 10	Form of Wet-Ink Trust Receipt
EXHIBIT 11	Approved Bailees
EXHIBIT 12	Approved Takeout Investors
EXHIBIT 13	Form of Bailee Letter
EXHIBIT 14	Form of Bailee Violation Letter
EXHIBIT 15	Form of Settlement Account Control Agreement

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This AMENDED AND RESTATED CUSTODIAL AGREEMENT, dated as of August 4, 2004, among Merrill Lynch Mortgage Capital Inc. (“MLMCI” and the “Buyer”), MortgageIT, Inc., a New York corporation (“MortgageIT” and a “Seller”), MortgageIT Holdings, Inc., a Maryland corporation (“Holdings” and a “Seller”, and collectively with MortgageIT, the “Sellers”) and Deutsche Bank National Trust Company, as Custodian (the “Custodian”).

Merrill Lynch Commercial Finance Corp. (“MLCFC”), MortgageIT and the Custodian previously entered into a Custodial Agreement, dated June 20, 2003, (the “Existing Custodial Agreement”) and MLCFC subsequently assigned its rights hereunder to MLMCI.

The Buyer, the Sellers and the Custodian have requested that the Existing Custodial Agreement be amended and restated on the terms and conditions set forth herein.

Accordingly, the parties hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Custodial Agreement is hereby amended and restated as set forth herein.

W I T N E S S E T H:

WHEREAS, the Buyer and the Sellers may, from time to time, enter into transactions (each, a “Transaction”) in which the Buyer shall purchase from the Sellers certain Mortgage Loans, with a simultaneous agreement by the Sellers to repurchase such Purchased Mortgage Loans as provided in that certain Amended and Restated Master Repurchase Agreement dated as of August 4, 2004 between the Sellers and the Buyer (the “Repurchase Agreement”); and

WHEREAS, the Buyer has requested the Custodian to act as custodian on behalf of the Buyer for purposes of holding the Purchased Mortgage Loans purchased by Buyer from the Sellers pursuant to the Repurchase Agreement; and

WHEREAS, the Custodian is a national banking association, is otherwise authorized to act as the Custodian pursuant to this Agreement, and has agreed to act as custodian/bailee for hire for the Buyer, all as more particularly set forth herein; and

WHEREAS, the Sellers shall from time to time deliver Purchased Mortgage Loans to the Custodian that are subject to a Transaction, and has agreed to deliver or cause to be delivered to the Custodian certain documents with respect to the Purchased Mortgage Loans subject to each Transaction in accordance with the terms and conditions hereof;

NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

Section 1.                                            Definitions.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Repurchase Agreement.

“Additional Purchased Mortgage Loans” shall have the meaning set forth in Section 5 hereof.

“Agency” shall mean Freddie Mac, Fannie Mae or GNMA, as applicable.

“Agreement” shall mean this Custodial Agreement and all amendments and attachments hereto and supplements hereof.

“Anticipated Settlement Date” shall mean the anticipated settlement date for any Takeout Commitment.

“Approved Bailee” shall mean an Approved Takeout Investor or an Approved Bailee listed on Exhibit 11 hereto.

“Approved Takeout Investor” shall mean (i) any Agency, (ii) any institution listed on Exhibit 12 which has made a Takeout Commitment and has been approved by Buyer or (iii) any other institution which has otherwise been approved in writing by Buyer.

“Assignment of Lease Agreement” shall mean the specific agreement creating a first lien on and pledge of the Co-op Shares and the appurtenant Proprietary Lease securing the Co-op Loan.

“Assignment of Mortgage” shall mean an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein.

“Assignment of Proprietary Lease” shall mean, with respect to a Co-op Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Co-op Unit is located to reflect the assignment of such Proprietary Lease.”

“Authorized Representative” shall have the meaning set forth in Section 26 hereof.

“Bailee Letter” shall mean a master bailee letter, in the form of Exhibit 13, for use by Custodian in connection with the delivery of a Mortgage File as contemplated in Section 9 hereof.

“Bailee Violation Letter” shall mean a letter in the form of Exhibit 14 hereto.

“Business Day” shall mean any day excluding (i) Saturday, Sunday or (ii) any day on which banks located in the States of New York or California are authorized or permitted to close for business or (iii) any day on which the New York Stock Exchange is closed.

“Buyer” shall mean Merrill Lynch Mortgage Capital Inc. or its successor in interest or assigns.

“Committed Mortgage Loan” shall mean any Mortgage Loan which is the subject of a Takeout Commitment with an Approved Takeout Investor.

“Co-op Corporation” shall mean, with respect to any Co-op Loan, the cooperative apartment corporation that holds legal title to the related Co-op Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

“Co-op Lien Search” shall mean a search for (a) federal tax liens, mechanics’ liens, lis pendens, judgments of record or otherwise against (i) the Co-op Corporation and (ii) the seller of the Co-op Unit, (b) filings of Financing Statements and (c) the deed of the Co-op Project into the Co-op Corporation.

“Co-op Loan” shall mean a Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and collateral assignment of the related Proprietary Lease.

“Co-op Project” shall mean, with respect to any Co-op Loan, all real property and improvements thereto and rights therein and thereto owned by a Co-op Corporation including without limitation the land, separate dwelling units and all common elements.

“Co-op Shares” shall mean, with respect to any Co-op Loan, the shares of stock issued by a Co-op Corporation and allocated to a Co-op Unit and represented by a stock certificates.

“Co-op Unit” shall mean, with respect to any Co-op Loan, a specific unit in a Co-op Project.

“Custodian” shall mean Deutsche Bank National Trust Company, or any successor in interest or assigns, or any successor to the Custodian under this Agreement as herein provided.

“Electronic Agent” shall mean MERSCORP, Inc., or its successor in interest or assigns.

“Estoppel Letter” shall mean a document executed by the Co-op Corporation certifying, with respect to a Co-op Unit, (i) the appurtenant Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related Stock Certificate was registered in the Mortgagor’s name and the Co-op Corporation has not been notified of any lien upon, pledge of, levy of execution on or disposition of such Stock Certificate, and (iii) the Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Co-op Corporation have been paid.

“Event of Default” shall mean any event of default under the Repurchase Agreement or any confirmation thereunder.

“Fannie Mae” shall mean Fannie Mae, and any successor thereto.

“Financing Statement” shall mean a financing statement in the form of a UCC-1 filed pursuant to the Uniform Commercial Code to perfect a security interest in the Co-op Shares and Pledge Instruments.

“Freddie Mac” shall mean Freddie Mac, and any successor thereto.

“GNMA” shall mean the Government National Mortgage Association, and any successor thereto.

“Indemnitee” shall have the meaning set forth in Section 21(a) hereof.

“Last Endorsee” shall have the meaning set forth in Section 3 hereof.

“MERS” shall mean Mortgage Electronic Registration Systems, Inc., or its successors or assigns.

“MERS System” shall mean the Electronic Agent’s mortgage electronic registry system.

“Mortgage” shall mean the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on the Mortgaged Property described therein.

“Mortgage File” shall have the meaning set forth in Exhibit 1 and Exhibit 1-A attached hereto.

“Mortgage Loan” shall mean any residential real estate secured loan, including, without limitation: (i) a promissory note, any reformation thereof and related deed of trust (or mortgage) and security agreement; (ii) all guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the Sellers to return premiums or payments with respect thereto; and (iii) all right, title and interest of the Sellers in the property covered by such deed of trust (or mortgage).

“Mortgage Loan Schedule” shall mean a schedule in written and computer readable formats of Purchased Mortgage Loans, containing the information set forth in Exhibit 7 hereto and otherwise acceptable to the Buyer.

“Mortgage Loan Schedule and Exception Report” shall mean a list of Purchased Mortgage Loans delivered by the Custodian to the Buyer, reflecting the Mortgage Loans held by the Custodian for the benefit of the Buyer, which includes codes indicating any exceptions with respect to each Mortgage Loan listed thereon.  Each Mortgage Loan Schedule and Exception Report shall set forth (a) the Mortgage Loans being purchased by the Buyer on any applicable Purchase Date as well as the Mortgage Loans previously purchased by the Buyer and held by the Custodian hereunder, and (b) all exceptions with respect thereto, with any updates thereto from time to time last delivered.

“Mortgage Note” shall mean the note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage, as the same may be reformed or amended from time to time.

“Mortgaged Property” shall mean the real property securing repayment of the debt evidenced by a Mortgage Note.

“Mortgagor” shall mean the obligor or obligors on a Mortgage Note, including any Person who has assumed or guaranteed the obligations of the obligor thereunder.

“Notice of Bailment” shall mean a notice, in the form of Schedule 1 to the Bailee Letter, delivered by Custodian to an Approved Bailee in connection with each delivery to such Approved Bailee of the applicable portion of each Submission Package.

“Notice of Default” shall mean written notice delivered by the Buyer to the Custodian and the Sellers stating that an Event of Default has occurred.

“Officer’s Certificate” shall mean a certificate signed by a Responsible Officer of the Person delivering such certificate and delivered as required by this Custodial Agreement.

“Person” shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

“Pledge Instruments” shall mean, with respect to each Co-op Loan, the Stock Power, the Assignment of Proprietary Lease, the assignment of the Mortgage Note and the acceptance of assignment of lease agreement.

“Primary Insurance Policy” shall mean a policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required under the Repurchase Agreement with respect to certain Mortgage Loans.

“Proprietary Lease” shall mean the lease on a Co-op Unit evidencing the possessory interest of the owner of the Co-op Shares in such Co-op Unit.

“Purchase Date” shall mean with respect to each Purchased Mortgage Loan, the date on which such Purchased Mortgage Loan is purchased by the Buyer pursuant to the Repurchase Agreement.

“Purchased Mortgage Loan” shall mean each Mortgage Loan, and/or any other evidence of ownership of a Mortgage Loan mutually agreed upon by the Buyer and the Sellers and identified to the Custodian transferred or caused to be transferred by the Sellers to the Buyer or its designee (including the Custodian) in a Transaction under the Repurchase Agreement and any Additional Purchased Mortgage Loans delivered pursuant to this Agreement.

“Qualified Insurer” shall mean a mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and acceptable under each Seller’s underwriting guidelines.

“Recognition Agreement” shall mean an agreement among a Co-op Corporation, a lender and a Mortgagor with respect to a Co-op Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Co-op Loan, and (ii) make certain agreements with respect to such Co-op Loan.

“Repurchase Agreement” shall have the meaning set forth in the first paragraph of the recitals hereto.

“Repurchase Date” shall mean, with respect to each Purchased Mortgage Loan, the date on which such Purchased Mortgage Loan is to be repurchased by each Seller pursuant to the Repurchase Agreement.

“Repurchase Release” shall have the meaning set forth in Section 11 hereof.

“Request for Release” shall have the meaning set forth in Section 7 hereof.

“Responsible Officer” shall mean, with respect to the Custodian, any officer, including any managing director, principal, vice president, assistant vice president, assistant treasurer, assistant secretary, trust officer or any other officer of the Custodian customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject.

“Seller” shall mean each of MortgageIT and Holdings or their successors in interest or assigns.

“Settlement Account” shall mean the settlement account, which shall be a segregated, non-interest bearing trust account, established pursuant to Section 5 hereof.

“Settlement Account Control Agreement” shall mean the settlement account control agreement in the form of Exhibit 15 hereto.

“Stock Certificate” shall mean, with respect to a Co-op Loan, the certificates evidencing ownership of the Co-op Shares issued by the Co-op Corporation.

“Stock Power” shall mean, with respect to a Co-op Loan, an assignment of the Stock Certificate or an assignment of the Co-op Shares issued by the Co-op Corporation.

“Takeout Commitment” shall mean a commitment of a Seller to sell one or more Mortgage Loans to an Approved Takeout Investor and the corresponding Approved Takeout Investor’s commitment back to a Seller to effectuate the foregoing.

“Transaction” shall have the meaning set forth in the first paragraph of the recitals hereto.

“Trust Receipt” shall mean a trust receipt issued by the Custodian evidencing the Purchased Mortgage Loans it holds, in the form attached hereto as Exhibit 2 and delivered to the Buyer by the Custodian in accordance with Section 2 hereof.

“Wet-Ink Delivery Date” shall mean with respect to each Wet-Ink Mortgage Loan, no later than 5:00 p.m. (New York City time) on the seventh Business Day following the Purchase Date.

“Wet-Ink Mortgage Loan” shall mean a Purchased Mortgage Loan which is purchased by the Buyer simultaneously with the origination thereof by a Seller.

“Wet-Ink Trust Receipt” shall mean a trust receipt issued by Custodian evidencing Purchased Mortgage Loans which are Wet-Ink Mortgage Loans, substantially in the form attached hereto as Exhibit 10, and delivered to Buyer by Custodian in accordance with Section 3 hereof.

“Written Instructions” shall mean written communications received by the Custodian from an Authorized Representative of the Buyer or the Sellers, including communications received by facsimile, or other telecommunications device capable of transmitting or creating a written record.

Section 2.                                            Deposit of Mortgage Loans; Effecting a Transaction.

(a)                                  With respect to each Purchased Mortgage Loan (other than a Wet-Ink Mortgage Loan), no later than 3:00 p.m. (New York City time) one Business Day prior to each Purchase Date, each Seller shall deliver or cause to be delivered to the Custodian (i) the Mortgage Files with respect to the related Purchased Mortgage Loans and (ii) the related Mortgage Loan Schedule.  With respect to each Wet-Ink Mortgage Loan, no later than 12 noon (New York City time) on the related Purchase Date, each Seller shall deliver or cause to be delivered to the Custodian the related Mortgage Loan Schedule listing the Wet-Ink Mortgage Loans.  On the Wet-Ink Delivery Date, each Seller shall deliver or cause to be delivered to the Custodian (i) the Mortgage Files with respect to the related Wet-Ink Mortgage Loans and (ii) the related Mortgage Loan Schedule.  No more than 200 Purchased Mortgage Loans shall be delivered to the Custodian on any one Business Day.

The Custodian shall deliver to the Buyer via electronic mail (with the original to follow), no later than 4:00 p.m. (New York City time) on the Purchase Date, a Mortgage Loan Schedule and Exception Report of all Mortgage Loans then held or to be held by the Custodian for the Buyer’s benefit (including Mortgage Loans to be purchased on such Purchase Date) in an electronic format acceptable to the Buyer, which schedule shall include all information included in the Mortgage Loan Schedule and such additional information as the Buyer and the Custodian may agree.

(b)                                 On each Purchase Date with respect to Purchased Mortgage Loans other than Wet-Ink Mortgage Loans, upon receipt of the Mortgage Loan Schedule and Exception Report from the Custodian, in form and substance acceptable to the Buyer, the Buyer shall transfer to each Seller immediately available funds in an amount equal to the related Purchase Price.  With respect to Wet-Ink Mortgage Loans, upon receipt of the Wet-Ink Trust Receipt and Mortgage Loan Schedule from the Custodian, in form and substance acceptable to the Buyer, the Buyer shall transfer to each Seller immediately available funds in an amount equal to the related Purchase Price.

(c)                                  On and after the Purchase Date for any Mortgage Loan, until the related Repurchase Date, as such date may be extended by Written Instructions signed by both the Buyer and a Seller and delivered to the Custodian, or until the Custodian shall receive a Notice of Default, the Custodian shall hold the Purchased Mortgage Loans related to such Transaction as the custodian and bailee for hire for the exclusive benefit of the Buyer and shall not act upon instructions of a Seller to deliver the Purchased Mortgage Loans other than as expressly provided in this Agreement.

(d)                                 Custodian shall deliver to Buyer, no later than 4:00 p.m. (New York City time) on the related Purchase Date, electronically followed by overnight courier a Mortgage Loan Schedule and Exception Report having appended thereto a schedule of all Mortgage Loans with respect to which Custodian has completed the procedures set forth in Section 3 hereof and certify that it is holding each related Mortgage File for the benefit of Buyer in accordance with the terms hereof (provided that the Custodian has timely received the items pursuant to Section 2(a) herein).

(e)                                  In addition to the foregoing, on the initial Purchase Date, the Custodian shall deliver to the Buyer, no later than 4:00 p.m. (New York City time), a Trust Receipt with a Mortgage Loan Schedule and Exception Report attached thereto (provided that the Custodian has timely received the items pursuant to Section 2(a) herein).  Each Mortgage Loan Schedule and Exception Report delivered by the Custodian to the Buyer shall supersede and cancel the Mortgage Loan Schedule and Exception Report previously delivered by the Custodian to the Buyer hereunder, and shall replace the then existing Mortgage Loan Schedule and Exception Report to be attached to the Trust Receipt.  Notwithstanding anything to the contrary set forth herein, in the event that the Mortgage Loan Schedule and Exception Report attached to the Trust Receipt is different from the most recently delivered Mortgage Loan Schedule and Exception Report, then the most recently delivered Mortgage Loan Schedule and Exception Report shall control and be binding upon the parties thereto.

Section 3.                                            Mortgage Loan Schedule or Exception Report.

No later than 4:00 p.m. (New York City time) on the Purchase Date (provided that the Custodian has timely received the items required pursuant to Section 2(a) herein), or with respect to Wet-Ink Mortgage Loans, by 5:00 p.m. (New York City time) on the Business Day following the Wet-Ink Delivery Date, the Custodian shall issue and deliver to the Buyer via facsimile a Mortgage Loan Schedule and Exception Report relating to the Purchased Mortgage Loans to the effect that with respect to each such Purchased Mortgage Loan, except as noted in any attached exception report, (i) all of the documents in paragraphs (a), (c), (e), (f), (g), and, to the extent provided, (b), (d), and (h) on Exhibit 1 attached hereto are in its possession, (ii) all of the documents in paragraphs (a), (b), (c), (d), (e), (f), (g), (h) and, to the extent provided, (i) and (j) on Exhibit 1-A attached hereto are in its possession (iii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iv) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Mortgage File as to (A) the name of the mortgagor, (B) the address of the Mortgaged Property, (C) the interest rate on the Mortgage Note, (D) the original principal amount of the Mortgage Note, and (E) the maturity date of the Mortgage Note; (v) the Mortgage

Note and the Mortgage, each bears an original signature or signatures purporting to be the signature or signatures of the person or persons named as the maker and mortgagor or grantor; or, in the case of certified copies of the Mortgage, if any, such copies bear a reproduction of such signature or signatures; (vi) all signatures on the Mortgage properly relate to the Mortgage Note, as applicable, and the Custodian has examined the Mortgage for the completions of any required notarization and has verified that any rider or addendum properly relates to the Mortgage and that the signatures on any rider or addendum match the signatures on the Mortgage; (vii) the original principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Mortgage Note; (viii) if the Mortgage Note does not name the Seller as the holder or payee, the Mortgage Note bears original endorsements that complete the chain of ownership from the original holder or payee to the last endorsee (the “Last Endorsee”); (ix) if the Mortgage does not name the Seller or MERS as the mortgagee or beneficiary, the original of the Assignment of Mortgage from the named mortgagee or beneficiary bears the original signature purporting to be the signature of the named mortgagee or beneficiary (including any subsequent assignors) or in the case of copies certified by the Seller, such copies bear a reproduction of such signature or signatures and that the Assignment of Mortgage and any intervening assignments of mortgage complete the chain of title from the originator to the Last Endorsee; (x) the Mortgagor name on the Assignment of Mortgage agrees with the related Mortgage Loan Schedule; (xi) each Mortgage Note in its possession has been endorsed as provided in Exhibit 1 and Exhibit 1-A hereto, as applicable; and (xii) each Assignment of Mortgage, Assignment of Lease Agreement and Assignment of Proprietary Lease have been executed as provided in Exhibit 1 and Exhibit 1-A hereto, as applicable.

With respect to each Wet-Ink Mortgage Loan, on or prior to 4:00 p.m. (New York City time) on the related Purchase Date, the Custodian shall issue to Buyer a Wet-Ink Trust Receipt certifying that the Custodian has received the Mortgage Loan Schedule identifying such Wet-Ink Mortgage Loans as Purchased Mortgage Loans.

With respect to any modifications or revisions occurring after the Purchase Date or the related Wet-Ink Delivery Date with respect to Wet-Ink Mortgage Loans, not later than the Business Day following each Purchase Date, the Custodian shall deliver to the Buyer a revised Mortgage Loan Schedule and Exception Report relating to the Purchased Mortgage Loans.

Each Seller shall be solely responsible for providing each and every document required for each Mortgage File to the Custodian in a timely manner and for completing or correcting any missing, incomplete or inconsistent documents, and the Custodian shall not be responsible or liable for taking any such action, causing any Seller or any other person or entity to do so or notifying any Person (other than the Buyer to the extent specifically required in this Agreement) that any such action has or has not been taken.  The Custodian makes no representations as to and shall not be responsible to determine or verify (i) the validity, legality, enforceability, sufficiency, due authorization, filing of recording status or history, recordability, or genuineness of any document in any Mortgage File or any of the Purchased Mortgage Loans identified on the Mortgage Loan Schedule and Exception Report or (ii) the collectability, insurability, effectiveness or suitability of any such Purchased Mortgage Loan.  The Custodian shall not be required to review the content (except as necessary to certify its presence or absence) of any document described in the preceding paragraph except as expressly required herein in order to deliver the Mortgage Loan Schedule and Exception Report.

Section 4.                                            Obligations of the Custodian.

(a)                                  With respect to the Mortgage Files delivered to the Custodian or which come into the possession of the Custodian, following the related transfer pursuant to Section 2(b) above until the interests of the Buyer have been released pursuant to this Agreement, the Custodian is the custodian for the Buyer, exclusively.  The Custodian shall, following the related transfer pursuant to Section 2(b) above until the interests of the Buyer have been released pursuant to this Agreement, hold all documents received by it for the exclusive use and benefit of the Buyer and shall make disposition thereof only in accordance with this Agreement and the Written Instructions furnished by the Buyer.  The Custodian shall segregate and maintain continuous custody of the Mortgage Files in secure and fire-resistant facilities in accordance with customary standards for such custody.

(b)                                 The Custodian shall promptly notify the Buyer if (i) any Seller fails to pay any amount due to the Custodian under this Agreement or (ii) a Responsible Officer of the Custodian has actual knowledge that any Mortgage, pledge, lien, security interest or other charge or encumbrance has been placed on the Mortgage Files.

Section 5.                                            Additional Purchased Mortgage Loans.

(a)                                  Each Seller may, from time to time, deliver to the Custodian one or more additional Mortgage Loans (each an “Additional Purchased Mortgage Loans”) as an addition to the Purchased Mortgage Loans already held by the Custodian with respect to a Transaction.  In such event, such Seller shall deliver to the Custodian the Mortgage File for each Additional Purchased Mortgage Loans together with a Mortgage Loan Schedule, with a copy to the Buyer, stating that the Additional Purchased Mortgage Loan is being delivered with respect to an identified Transaction.  It is expressly understood and agreed that the Custodian shall have no duty to perform any valuation of collateral and shall have no responsibility to ascertain the adequacy of any Additional Purchased Mortgage Loans other than undertaking a review of the related Mortgage File in accordance with Section 3 hereof.

(b)                                 The Custodian shall deliver to the Buyer no later than one Business Day after receipt of such Additional Purchased Mortgage Loan and Mortgage Loan Schedule from such Seller, a Mortgage Loan Schedule and Exception Report that reflects the delivery of each Additional Purchased Mortgage Loan; provided that in the event that the Custodian does not receive the items required to be delivered pursuant to Section 5(a) above by no later than 3:00 p.m. (New York City time) on the Business Day prior to the date of delivery, then the Custodian shall deliver such Mortgage Loan Schedule and Exception Report within one Business Day after the date of delivery.  In issuing such Mortgage Loan Schedule and Exception Report, the Custodian shall employ the same procedures as set forth in Section 3 in reviewing the Mortgage Files.

Section 6.                                            Future Defects.

During the term of this Agreement, if the Custodian discovers any defect with respect to any Mortgage File, the Custodian shall give written specification of such defect to the Seller and the Buyer.  For purposes of this Section, “defect” shall mean a failure of a document to correspond to the information set forth in the applicable Mortgage Loan Schedule or the absence of a Mortgage File or any part thereof or any other document required pursuant to this Agreement.  Each Seller shall be solely responsible for completing or correcting any missing, incomplete or inconsistent documents, and the Custodian shall not be responsible or liable for taking any such action, causing such Seller or any other person or entity to do so or notifying any Person that any such action has or has not been taken.

Section 7.                                            Release for Servicing.

(a)                                  From time to time and as appropriate for the servicing of any of the Purchased Mortgage Loans, the Custodian shall, upon receipt of a Request for Release of Documents and Receipt in the form of Exhibit 3 attached hereto (“Request for Release”), release or cause to be released to Sellers or the Sellers’ Authorized Representative the related Mortgage File or the documents of the related Mortgage File set forth in such Request for Release.  Each Seller shall send a copy of any such Request for Release to the Buyer.  Any document released to a Seller or such Seller’s Authorized Representative pursuant to a Request for Release shall be returned to the Custodian no later than 10 Business Days from the date on such Request for Release, and the Custodian shall notify the Buyer of any failure by a Seller to so return any such document.

All Mortgage Files or documents from Mortgage Files released by the Custodian to a Seller or, upon such Seller’s Written Instructions, such Seller’s Authorized Representative, pursuant to this Section 7 shall be held by a Seller or such Seller’s Authorized Representative, as applicable, in trust for the benefit of the Buyer.  Each Seller or such Seller’s Authorized Representative, as applicable, shall return to the Custodian the Mortgage File or other such documents from Mortgage Files when the need therefor in connection with such servicing no longer exists (but in any event no later than 10 Business Days from the date on such Request for Release), unless the Mortgage Loan shall be liquidated, in which case, a Seller or, if the Mortgage File or documents were released to such Seller’s Authorized Representative, such Seller’s Authorized Representative shall deliver to the Custodian an additional Request for Release that has been acknowledged and agreed to by the Buyer certifying such liquidation.  Upon receipt of the related Mortgage File or other such documents from a Seller, the Custodian shall return the related Request for Release to such Seller, with a copy to the Buyer, acknowledging receipt of such Mortgage File or other such documents.

Section 8.                                            Limitation on Release.

The foregoing Section 7 shall be operative only to the extent that at any time the Custodian shall not have released to a Seller or such Seller’s Authorized Representative in total active Mortgage Files or documents (including those requested) pertaining to ten Mortgage Loans at the time being held by the Custodian under this Agreement.  If ten Mortgage Loans or more have been, and remain released to a Seller at the time of request, the Mortgage Note and/or Assignment of Mortgage or any additional Mortgage Files or documents requested to be released by such Seller or such Seller’s Authorized Representative may be released only upon the written acknowledgment of the Request for Release by the Buyer.  The limitations of this paragraph shall not apply to the release of Mortgage Files to a Seller or, upon such Seller’s Written Instructions, such Seller’s Authorized Representative, under Section 9 below.

Section 9.                                            Release for Payment; Takeout Provisions; Funding by a Takeout Investor.

(a)                                  Release for Payment.  Upon the payment in full, liquidation or repurchase of any Mortgage Loan, and upon receipt by the Custodian of a Request for Release certifying that all proceeds related to such payment in full, liquidation, or repurchase have been received (provided that a Seller shall have delivered a copy of such Request for Release to the Buyer and the Custodian shall not have received a Notice of Default from the Buyer), the Custodian shall promptly release the related Mortgage File to such Seller or, upon such Seller’s Written Instructions, such Seller’s Authorized Representative.  After such release the Custodian shall amend the Mortgage Loan Schedule and Exception Report to reflect the release of the applicable Mortgage Loan and shall deliver to the Buyer such amended Mortgage Loan Schedule and Exception Report.

(b)                                 Takeout Provisions.  Funding by a Takeout Investor.

(i)                                Each Seller shall provide to Custodian a completed Request for Release (signed by such Seller and acknowledged by the Buyer) with respect to the related Committed Mortgage Loans.  The Mortgage Files relating to the Committed Mortgage Loans included in a Request for Release shall be sent for delivery by Custodian to the applicable Approved Bailee specified by such Seller to Buyer and Custodian in writing by 5:00 p.m. (New York City time) on the Business Day following the Business Day on which the completed Request for Release is received by Custodian.  In the event that the Request for Release is not received prior to 12 noon New York City time, Custodian shall use reasonable efforts to effect same day shipment of the related Mortgage Files, but in any event shall send such Mortgage Files on the following Business Day.  Such Mortgage Files shall be sent via overnight courier at such Seller’s expense in accordance with such Seller’s delivery instructions on the Request for Release and under cover of a fully completed Notice of Bailment prepared by Custodian in accordance with the terms of the Bailee Letter.  Custodian shall not deliver any Mortgage File to any potential Approved Bailee unless such Approved Bailee was identified by a Seller to Buyer and Custodian on the Purchase Date in the Mortgage Loan Schedule or as otherwise agreed to in writing by Buyer (with a copy to Custodian) pursuant to the terms hereof.  Custodian shall deliver such documents accompanied by a Bailee Letter (to be prepared by a Seller and sent to Buyer and Custodian for execution) to the Approved Bailee.  The location of the Approved Bailee’s office specified on the Notice of Bailment may only be changed with the prior written approval of Buyer.

(ii)                             At any time following the delivery of a Request for Release, in the event Custodian becomes aware of any defect with respect to a related Mortgage File or the related forms, including the return of documents to Custodian from an Approved Bailee due to a defect in such documents, the Custodian shall give prompt oral or electronic notice of such defect to Buyer, followed by a written specification thereof to Buyer within one Business Day.  In addition, Custodian shall provide a Bailee Violation Letter to Buyer and the Approved Bailee in the event that Buyer notifies Custodian that any documents remain in the possession of an Approved Bailee for thirty days and the related Mortgage Loans have not been purchased by Approved Bailee prior to such date.

(iii)                          On the Anticipated Settlement Date and subject to Section 9(b)(v) hereof, unless Custodian receives on or prior to such Anticipated Settlement Date a Notice of Default or Written Instructions from both Buyer and each Seller that the Anticipated Settlement Date has been extended, Buyer irrevocably instructs Custodian to release to the Approved Bailee the Purchased Mortgage Loans with respect to such Transaction with a fully completed Notice of Bailment.  Notwithstanding anything to the contrary herein, in the event the Purchased Mortgage Loans are repurchased prior to the related Anticipated Settlement Date pursuant to the Repurchase Agreement, Buyer irrevocably instructs Custodian, upon receipt of written notice thereof from Buyer, to release to such Seller such Purchased Mortgage Loans as more particularly described in Section 9(a) above.

(iv)                         In the event that an Approved Takeout Investor rejects a Mortgage Loan for purchase pursuant to a Takeout Commitment for any reason whatsoever, Custodian shall promptly notify Buyer and each Seller upon receipt of the returned Mortgage File or notification from the Approved Takeout Investor (and Custodian shall provide to Buyer the loan identification number).

(v)                            The Sellers shall establish and maintain a Settlement Account at the Custodian, titled “[Seller] in trust for Merrill Lynch Mortgage Capital Inc.”, and shall ensure at all times that such Settlement Account is subject to a Settlement Account Control Agreement.  Funds deposited in the Settlement Account may be transferred only in accordance with the Settlement Account Control Agreement.  Any funds deposited in the Settlement Account shall at all times be fully insured to the full extent permitted under applicable law.  Funds deposited in the Settlement Account shall be held uninvested.  Without limiting the generality of the foregoing, each Seller shall cause the applicable Takeout Investor to remit all amounts on account of the related Mortgage Loans to the Settlement Account in accordance with the provisions of the related Takeout Commitment.

Section 10.                                      Covenants of the Seller.

Each Seller covenants to the Buyer as of the date that any Mortgage File documents are released to such Seller or such Seller’s subservicer pursuant to a Request for Release that:

(a)                                  if the Request for Release has been submitted for the release of a Purchased Mortgage Loan that has been paid in full, all amounts received in connection with the payment in full of the Purchased Mortgage Loan have been credited to the Buyer as provided in the Repurchase Agreement;

(b)                                 if item No. 1 has been checked on the Request for Release, the Repurchase Price for the applicable Purchased Mortgage Loan has been credited to the Buyer as provided in the Repurchase Agreement; and

(c)                                  if item No. 4 has been checked on the Request for Release, all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Buyer pursuant to the Repurchase Agreement.

Section 11.                                      Repurchase Date.

Each Seller shall provide the Buyer and the Custodian with Written Instructions prior to 10:00 a.m. (New York City time) on each Repurchase Date on which such Seller intends to remove Purchased Mortgage Loans from the repurchase facility governed by the Repurchase Agreement, which Written Instructions shall include a schedule of Purchased Mortgage Loans to be removed on such date (unless all Purchased Mortgage Loans are to be removed, in which case the Written Instructions shall indicate this fact).  The Buyer shall send a Repurchase Release in the form of Exhibit 8 hereto (a “Repurchase Release”) to each Seller and the Custodian by 10:00 a.m. (New York City time) on the Repurchase Date listing the Purchased Mortgage Loans to be released on such Repurchase Date.  On the Repurchase Date for each Transaction, unless the Custodian receives on the Business Day prior to such Repurchase Date a Notice of Default from the Buyer or Written Instructions from both the Buyer and each Seller that the Repurchase Date has been extended, the Buyer hereby irrevocably instructs the Custodian to release to each Seller or its designee the Purchased Mortgage Loans designated in such Repurchase Release upon receipt of notification by the Custodian from the Buyer that it has received the Repurchase Price.  The Buyer shall notify the Custodian immediately upon confirmation that each Seller has transmitted the Repurchase Price.

Section 12.                                      Transfer of Purchased Mortgage Loans Upon Termination of a Transaction.

If the Custodian is furnished with Written Instructions in the form of Exhibit 8 attached hereto (i) from the Buyer and any Seller that a Transaction with respect to the Repurchase Agreement has been terminated, or (ii) from the Buyer that an Event of Default under the Repurchase Agreement has occurred as to any or all of the Purchased Mortgage Loans, the Custodian shall release to such Persons as are designated in such Written Instructions the Mortgage Files relating to the Purchased Mortgage Loans that are no longer subject to the Transaction, and shall deliver to the Buyer an updated Mortgage Loan Schedule and Exception Report listing all of the Purchased Mortgage Loans still subject to a Transaction.

Section 13.                                      Shipment of Documents.

Written Instructions as to the method of shipment and shipper(s) that Custodian is directed to utilize in connection with transmission of Mortgage Files in the performance of the Custodian’s duties hereunder shall be delivered by each Seller or the Buyer to Custodian prior to any shipment of any Mortgage Files hereunder.  The requesting party will arrange for the provision of such services at its sole cost and expense (or, at such party’s option, reimburse Custodian for all costs and expenses incurred by Custodian consistent with such Written Instructions) and will maintain such insurance against loss or damage to the Mortgage Files as the requesting party deems appropriate.  Without limiting the generality of the provisions of Section 20 below, it is expressly agreed that in no event shall Custodian have any liability for any losses or damages to any person, arising out of actions of Custodian in accordance with instructions of the requesting party, unless such performance constitutes negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees.  In the absence of Written Instructions from a Seller or the Buyer, the Custodian shall not ship the related Mortgage Files.

Section 14.                                      Examination and Copies of Mortgage Files.

Upon the written request of the Buyer, Buyer and its respective agents, accountants, attorneys, auditors and prospective purchasers will be permitted, upon one Business Day’s prior notice, during normal business hours to examine the Mortgage Files and any other documents, records and papers in the possession of or under the control of the Custodian relating to any or all of the Purchased Mortgage Loans.  Each Seller shall be responsible for any reasonable expenses in connection with such examinations.

Upon the written request of any Seller or the Buyer, the Custodian shall provide such party, at such party’s expense, with copies of the Mortgage Notes, Mortgages, Assignment of Mortgages and other documents relating to one or more of the Mortgage Loans.

Section 15.                                      Insurance of the Custodian.

At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect a fidelity bond, errors and omissions insurance and document hazard insurance.  All such insurance shall be in amounts, with standard coverage and subject to standard deductibles, all as is customary for insurance typically maintained by institutions which act as custodian.  A certificate of an Authorized Representative of the Custodian shall be furnished to each Seller and the Buyer, upon written request, stating that such insurance is in full force and effect.

Section 16.                                      Periodic Statements.

Upon the reasonable Written Instructions of the Buyer or any Seller at any time, at the expense of such Seller, the Custodian shall provide to the Buyer or such Seller, as the case may be, a list of all the Purchased Mortgage Loans for which the Custodian holds a Mortgage File.

Section 17.                                      Fees and Expenses of the Custodian.

The Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and the Sellers, the payment of which fees, together with the Custodian’s expenses (including legal fees and expenses) in connection herewith, shall be solely the obligation of the Sellers.

The foregoing obligation to pay the Custodian its fees and reimburse the Custodian for its expenses in connection with services provided by the Custodian hereunder shall survive any resignation or removal of the Custodian (for all fees and expenses incurred prior to such resignation or removal) or the termination or assignment of this Agreement.

Section 18.                                      Custodian Representations.

The Custodian (and any successor Custodian subject to this Agreement as of the date of appointment of such custodian) hereby represents and warrants as of the date hereof and as of each date it delivers a Mortgage Loan Schedule and Exception Report that:

(a)                                  The Custodian is (i) a national banking association duly authorized, validly existing and in good standing under the laws of the United States and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Agreement;

(b)                                 The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by the Custodian in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) violate, contravene or create a default under any applicable laws, licenses or permits, or (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian;

(c)                                  The execution and delivery of this Agreement by the Custodian and the performance of and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority or, if such consent is required, it has been obtained;

(d)                                 This Agreement, and the original Trust Receipt issued hereunder (when executed and delivered by the Custodian) will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy or other debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law;

(e)                                  To the Custodian’s knowledge, there is no litigation pending which, if determined adversely to Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of Custodian hereunder;

(f)                                    The Custodian shall follow the Written Instructions of the Buyer, at the Buyer’s expense, to protect or maintain any interest in real property securing the Mortgage Loan subject to this Agreement and any insurance applicable thereto;

(g)                                 The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon or security interest in any Mortgage Loans or Mortgage Files (other than the Custodian’s obligation to take possession of the Mortgage File for each Mortgage Loan in accordance with the terms of this Agreement); and

(h)                                 The Custodian is not controlled by, under common control with or otherwise affiliated with or related to any Seller, and the Custodian covenants and agrees with Buyer that prior to any such affiliation in the future, it shall notify Buyer.

Section 19.                                      No Adverse Interest of the Custodian.

By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Purchased Mortgage Loan, and hereby waives and releases any such interest which it may have in any Purchased Mortgage Loan as of the date hereof.  The

Purchased Mortgage Loans shall not be subject to any security interest, lien or right of set-off by the Custodian or any third party claiming through the Custodian, and the Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Purchased Mortgage Loans.

Section 20.                                      Concerning the Custodian.

(a)                                  The Custodian shall have no duties or responsibilities except those specifically set forth herein.  The Custodian shall have no responsibility nor duty with respect to any Mortgage Files while not in its possession.  If the Custodian requests instructions from the Buyer with respect to any act, action or failure to act in connection with this Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received Written Instructions from the Buyer with respect to a Mortgage File without incurring any liability therefore to the Buyer, any Seller or any other Person.

(b)                                 The Custodian shall not be liable for any action or omission to act hereunder except for its own negligence or lack of good faith or willful misconduct.  In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

(c)                                  Without limiting the generality of the foregoing, the Custodian may conclusively rely upon and shall be fully protected in acting in good faith upon any Written Instructions, notice or other communication from the Buyer or Sellers received by it and which it reasonably believes to be genuine and duly authorized with respect to all matters pertaining to this Agreement and its duties hereunder.

(d)                                 The Custodian shall not be liable to the Sellers, the Buyer, or any other Person with respect to any action taken or not taken by it in good faith in the performance of its obligations under this Agreement.  The obligations of the Custodian shall be determined solely by the express provisions of this Agreement.  No representation, warranty, covenant, agreement, obligation or duty of the Custodian shall be implied with respect to this Agreement or the Custodian’s services hereunder.

(e)                                  The Custodian shall be under no duty or obligation to inspect, review or examine the Mortgage Files to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that they have been actually recorded, are in the proper form for recordation or that they are not other than what they purport to be on their face.

(f)                                    No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability (other than expenses or liabilities otherwise required to be incurred by the terms of this Agreement) in the performance of its duties under this Agreement if it shall have a good faith belief that repayment of such funds or indemnity satisfactory to it is not reasonably assured to it.

(g)                                 The Custodian shall use the same degree of care and skill as is reasonably expected of financial institutions acting in comparable capacities which are held to a standard of care of ordinary negligence, and this Section 20 shall not be interpreted to impose upon the Custodian a higher standard of care than that set forth in this sentence.

Section 21.                                      Indemnification.

(a)                                  Each Seller agrees to, jointly and severally reimburse, indemnify and hold harmless the Custodian and its directors, officers, employees, or agents (each, an “Indemnitee”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suit, costs, expenses, or disbursements of any kind or nature whatsoever including reasonable fees and expenses of counsel, court costs and costs of appeal that may be imposed on, incurred by, or asserted against it or them in any way in connection with or related to Custodian’s execution and performance of this Agreement and any transactions contemplated hereby, including but not limited to the claims of any third parties, including Buyer, except in the case of loss, liability or expense resulting from a Custodial Delivery Failure (as defined below), the Custodian’s negligence, lack of good faith or willful misconduct.  Such indemnification shall survive the termination of this Agreement and the resignation or removal of the Custodian hereunder.

(b)                                 In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Purchased Mortgage Loan that was in its possession within two (2) Business Days after required or requested any Seller or Buyer, or otherwise determines that a document that it had previously certified as in its possession, is no longer in its possession, and that (i) such document is not outstanding pursuant to a Request for Release and Receipt in the form annexed hereto as Exhibit 3; and (ii) such document was held by the Custodian, as evidenced by a previously delivered Mortgage Loan Schedule and Exception Report, on behalf of a Seller or Buyer, as applicable, (a “Custodial Delivery Failure”) then the Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to Buyer or such Seller upon request, a Lost Note Affidavit in the form of Exhibit 9 hereto and (b) with respect to any missing document related to such Mortgage Loan, including but not limited to a missing Mortgage Note, indemnify such Seller and Buyer in accordance with the succeeding paragraph of this Section.

(c)                                  The Custodian agrees to indemnify and hold the Buyer and each Seller, and their respective trustees, shareholders, officers, designees, successors and assigns harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys’ fees, court costs and costs of appeal that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising from the claims of any third party in connection with or related to a Custodial Delivery Failure or the Custodian’s breach of this Agreement, or the negligence, lack of good faith or willful misconduct on the part of the Custodian.  The foregoing indemnification shall survive the termination of this Agreement and the resignation or removal of the Custodian hereunder.

Section 22.                                      Merger or Consolidation of Custodian.

Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 23.                                      Removal of the Custodian With Respect to Some or All of the Purchased Mortgage Loans.

Upon an Event of Default under the Repurchase Agreement the Buyer may (i) require, at the respective Seller’s expense, the Custodian to complete the endorsements on the Mortgage Notes in the name of the Buyer and to complete the Assignments of Mortgage in the name of the Buyer and/or (ii) remove and discharge the Custodian from the performance of its duties under this Agreement with respect to some or all of the Mortgage Loans by 30 days’ written notice from the Buyer to the Custodian with a copy to such Seller.  In the event that the Buyer removes the Custodian from the performance of its duties under this Agreement with respect to all of the Mortgage Loans, the Buyer may, in its sole discretion, after notice to such Seller, either appoint a successor Custodian to act on behalf of the Buyer by written instrument, or terminate this Agreement.  In the event of any such new appointment, the Custodian shall promptly transfer to the successor Custodian or the Buyer, as directed by the Buyer, the applicable Mortgage Loan documents being administered under this Agreement.  In the event of any such appointment, the Buyer shall be responsible for the fees of the successor Custodian unless otherwise agreed by such Seller and the Buyer.

In the event of termination of this Agreement pursuant to this Section 23, the Custodian shall follow the reasonable Written Instructions of Buyer with respect to the disposition of the respective Mortgage Loan documents.  Concurrently with the transfer and release of all of the Mortgage Files by the Custodian, the Buyer shall submit the related Trust Receipts to the Custodian for cancellation.  Notwithstanding the foregoing, in the event that the Buyer terminates this Agreement with respect to some, but not all, of the Mortgage Loans, this Agreement shall remain in full force and effect with respect to any Purchased Mortgage Loans for which this Agreement is not terminated hereunder.  In addition, the Buyer and the Custodian may, at the sole option of the Buyer, enter into a separate custodial agreement which shall be mutually acceptable to the parties with respect to any or all or the Mortgage Loans with respect to which this Agreement is terminated.

Section 24.                                      Termination by the Custodian.

The Custodian may terminate its obligations hereunder upon 60 days’ prior written notice to the Buyer and each Seller.  Such resignation shall take effect upon (i) the appointment of a successor Custodian acceptable to the Buyer within such 60 day period; and (ii) delivery of all Mortgage Files to the successor Custodian or, if no successor Custodian has been appointed, to Buyer.

Upon such termination and appointment of a successor Custodian and surrender of all outstanding Trust Receipts, the Custodian shall (i) promptly transfer to the successor Custodian, as directed in writing by the Buyer, all Mortgage Files being administered under this Agreement, and (ii) if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of the Custodian, assign the Mortgages and endorse without recourse the Mortgage Notes to the successor Custodian or as otherwise directed in writing by the Buyer.

Section 25.                                      Successors and Assigns.

This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  Neither the Sellers nor Custodian shall assign their respective rights or obligations hereunder or any interest therein without the prior written consent of Buyer.  The Buyer may assign its rights hereunder without the prior consent of either the Sellers or the Custodian.

Section 26.                                      Authorized Representatives.

Each individual designated as an authorized representative of the Custodian, each Seller and the Buyer (each, an “Authorized Representative”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Custodian, each Seller or the Buyer, respectively, (in each case subject to their designated limit of authority, if any) and the specimen signature for each such Authorized Representative of the Custodian, each Seller and the Buyer initially authorized hereunder is set forth on Exhibits 4, 5 and 6, respectively.  From time to time, the Custodian, the Sellers and the Buyer may, by delivering to the other parties a revised exhibit, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.  Each Seller shall deliver or cause to be delivered to the Custodian an Authorized Representatives exhibit for each subservicer designated by such Seller in connection with this Agreement; provided that the Custodian shall not recognize any request from such Seller’s subservicer unless and until such Seller has given the Custodian written notice identifying such subservicer and such Authorized Representatives exhibit is received by the Custodian.  The Custodian shall be entitled to rely conclusively upon (i) written notice from each Seller identifying a subservicer authorized to give instructions (including Written Instructions) under this Agreement until receipt of written notice from such Seller revoking such authority and (ii) the most recent Authorized Representatives exhibit delivered to it by a subservicer of each Seller until receipt of a superseding exhibit.  If the Custodian shall at any time receive conflicting instructions from any Seller and a subservicer of such Seller, the Custodian shall be entitled to rely on the instructions of such Seller.

Section 27.                                      Notices.

Any and all notices, statements, demands or other communications hereunder may be given by a party to the other by mail, facsimile, telegraph, messenger or otherwise to the address listed below, or such other address as may be specified in a notice of change of address hereafter received by the other:

SELLERS:	MortgageIT, Inc.
33 Maiden Lane
6th Floor
New York, New York 10038
Attention: Chief Operating Officer
Telephone: (212) 651-4691
Facsimile: (212) 651-4680

MortgageIT Holdings, Inc.
33 Maiden Lane
6th Floor
New York, New York 10038
Attention: Chief Operating Officer
Telephone: (212) 651-4691
Facsimile: (212) 651-4680

BUYER:	Merrill Lynch Mortgage Capital Inc.
4 World Financial Center
10th Floor
New York, New York 10080
Attention: James B. Cason
Telephone: (212) 449-1219
Facsimile: (212) 449-3673

CUSTODIAN:	Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705
Attention: Mortgage Custody-MG030C
Telephone: (714) 247-6000
Facsimile: (714) 247-6082

All notices, demands and requests hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence.  Any such notice, demand or request shall be deemed to have been received on the date delivered to the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt, or in the case of facsimile or other telecommunication or electronic communication device, the date noted on the confirmation of such transmission).

Section 28.                                      Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at closing, and (iii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 29.                                      Amendments; Entire Agreement.

No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by all the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  The Custodian shall not be required to execute any amendment which adversely affects its rights, duties, indemnities or immunities hereunder.

Section 30.                                      Entire Agreement; Severability.

This Agreement, together with the exhibits, annexes and other writings referred to herein or delivered pursuant hereto, constitute the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersede any prior agreement and understandings with respect to those matters and transactions.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

Section 31.                                      Governing Law; Counterparts.

This Agreement shall be governed by the internal laws of the State of New York, without giving effect to the conflict of laws principles thereof.  For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

Section 32.                                      Submission to Jurisdiction.

With respect to any claim arising out of this Agreement each party (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, and (b) irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party.  Nothing herein will be deemed to preclude any party hereto from bringing an action or proceeding in respect of this Agreement in any jurisdiction other than as set forth in this Section 32.

IN WITNESS WHEREOF, the Buyer, each Seller and the Custodian have caused their name to be duly signed to this Custodial Agreement by their respective officers thereunto duly authorized, all as of the date first above written.

MERRILL LYNCH MORTGAGE CAPITAL INC.,
Buyer

By:	/s/ JOHN WINCHESTER

Name:	JOHN WINCHESTER

Title:	Vice President

MORTGAGEIT, INC., Seller

By:	/s/ JOHN R. CUTI

Name:	JOHN R. CUTI

Title:	Secretary

MORTGAGEIT HOLDINGS, INC., Seller

By:	/s/ JOHN R. CUTI

Name:	JOHN R. CUTI

Title:	Secretary

DEUTSCHE BANK TRUST NATIONAL COMPANY,
as Custodian

By:	/s/ CHRISTOPHER CORCORAN

Name:	CHRISTOPHER CORCORAN

Title:	Assistant Vice President

By:	/s/ KEVIN R. FISCHER

Name:	KEVIN R. FISCHER

Title:	Vice President

EXHIBIT 1

MORTGAGE FILE

(a) The original Mortgage Note bearing all intervening endorsements, endorsed “Pay to the order of               without recourse” and signed in the name of the last endorsee (the “Last Endorsee”) by a Person (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, as notified to the Custodian in writing, the signature must be in the following form:  “[Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name as notified to the Custodian in writing, the signature must be in the following form:  “[Last Endorsee], formerly known as [previous name]”).

(b) The original of the guarantee executed in connection with the Mortgage Note (if any).

(c) The original Mortgage with evidence of recording thereon, or a copy thereof stamp certified by an officer of the Seller, escrow agent, title company or closing attorney certifying that such represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

(d) The originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof stamp certified by of the Seller, escrow agent, title company or closing attorney certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

(e) Except for each Mortgage Loan registered in the MERS System, the original Assignment of Mortgage in blank for each Mortgage Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, as notified to the Custodian in writing, the signature must be in the following form:  “[Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Mortgage Loan was acquired or originated while doing business under another name, as notified to the Custodian in writing, the signature must be in the following form:  “[Last Endorsee], formerly known as [previous name]”).

(f) The originals of all intervening assignments of mortgage (if any) with evidence of recording thereon, showing an unbroken chain of title from the originator thereof to the Last Endorsee or copies thereof stamp certified by an officer of the Seller, escrow agent, title company or closing attorney certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

(g) The original attorney’s opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the same.

Exh. 1-1

(h) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan.

(i)  At the request of Buyer and as notified to the Custodian, with respect to a Mortgage Loan that is covered by a Primary Insurance Policy, a certified copy of such Primary Insurance Policy or evidence of delegated underwriter approval.

(j)  At the request of Buyer and as notified to the Custodian, with respect to a Mortgage Loan which is covered by pool insurance, a pool insurer pool certification.

From time to time, the Seller shall forward to the Custodian additional original documents or additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan.

Exh. 1-2

Exhibit 1-A

CO-OP LOAN MORTGAGE FILE

The following items should be included with respect to any Co-op Loan:

(a) The (i) original Mortgage Note, endorsed (on the Mortgage Note or an allonge attached thereto) “Pay to the order of                       , without recourse” and signed by facsimile signature in the name of the Seller by an authorized officer, with all intervening endorsements showing a complete, valid and proper chain of title from the originator of such Mortgage Loan to the Seller; or (ii) a certified copy of the Mortgage Note (endorsed as provided above) together with a lost note affidavit providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing;

(b) The original Assignment of Lease Agreement for each Mortgage Loan, from the Seller signed by original or by facsimile signature to                        , which assignment shall be in form and substance acceptable for recording (except for the recording information);

(c) the original Stock Certificate and related Stock Power, in blank, executed by the Mortgagor with such signature guaranteed and original Stock Power, in blank executed by the Seller;

(d) the original Proprietary Lease and the Assignment of Proprietary Lease executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the Seller, then the Seller must execute an assignment of the Assignment of Proprietary Lease in blank;

(e) the original Recognition Agreement and the original assignment of Recognition Agreement;

(f) the recorded state and county Financing Statements and all changes thereto;

(g) an Estoppel Letter and/or consent;

(h) the Co-op Lien Search;

(i) the guaranty of the Mortgage Note and Co-op Loan, if any; and

(j) the original of any security agreement or similar document executed in connection with the Co-op Loan.

Exh. 2-1

EXHIBIT 2

FORM OF TRUST RECEIPT

Merrill Lynch Mortgage Capital Inc.
4 World Financial Center
10th Floor
New York, New York 10080

Re:                               The Amended and Restated Custodial Agreement, dated as of August 4, 2004, (the “Custodial Agreement”) among Merrill Lynch Mortgage Capital Inc. (the “Buyer”), MortgageIT, Inc., (a “Seller”), MortgageIT Holdings, Inc., (a “Seller”, and collectively with MortgageIT, Inc. the “Sellers”) and Deutsche Bank National Trust Company, as Custodian (the “Custodian”)

Ladies and Gentlemen:

The Custodian hereby acknowledges that the above named person has been identified to it as the registered holder of this Trust Receipt and has the rights of a “Buyer” under the Custodial Agreement with respect to the Purchased Mortgage Loans identified in the Mortgage Loan Schedule attached hereto.  Pursuant to the Custodial Agreement, the Custodian shall hold the Purchased Mortgage Loans, identified in the Mortgage Loan Schedule and Exception Report attached hereto and updated from time to time in accordance with Section 3 of the Custodial Agreement, for the exclusive benefit of the above addressee.

In accordance with the provisions of Section 3 of the Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Purchased Mortgage Loan identified in the Mortgage Loan Schedule attached hereto (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto) it has received the Mortgage Files and it has reviewed the Mortgage Files and has determined that, except as noted in the exception report attached hereto (i) all of the documents in paragraphs (a), (c), (e), (f), (g) and, to the extent provided, (b), (d), and (h) on Exhibit 1 attached hereto are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Mortgage File as to (a) the name of the mortgagor, (b) the address of the Mortgaged Property, (c) the interest rate on the Mortgage Note, (d) the original principal amount of the Mortgage Note, and (e) the maturity date of the Mortgage Note; (iv) the Mortgage Note and the Mortgage each bears an original signature or signatures purporting to be the signature or signatures of the person or persons named as the maker and mortgagor or grantor; or, in the case of certified copies of the Mortgage, such copies bear a reproduction of such signature or signatures; (v) all signatures on the Mortgage properly relate to the Mortgage Note and the Custodian has examined the Mortgage for the completions of any required

Exh. 2-1

notarization and has verified that any rider or addendum properly relates to the Mortgage and that the signatures on any rider or addendum match the signatures on the Mortgage; (vi) the original principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Mortgage Note; (vii) if the Mortgage Note does not name a Seller as the holder or payee, the Mortgage Note bears original endorsements that complete the chain of ownership from the original holder or payee to the Last Endorsee; (viii) if the Mortgage does not name a Seller or MERS as the mortgagee or beneficiary, the original of the Assignment of Mortgage from the named mortgagee or beneficiary bears the original signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party including subsequent assignors) or in the case of copies certified by a Seller, such copies bear a reproduction of such signature or signatures and that the Assignment of Mortgage and any intervening assignments of mortgage complete the chain of title from the originator to the Last Endorsee; (ix) the Mortgagor name of the Assignment of Mortgage agrees with the related Mortgage Loan Schedule; (x) each Mortgage Note in its possession has been endorsed as provided in Exhibit 1 to the Custodial Agreement; and (xi) each Assignment of Mortgage has been executed as provided in Exhibit 1 to the Custodial Agreement.  Notwithstanding the foregoing, the Custodian shall not be responsible for ensuring that the Mortgage Loan Schedule and Exception Report attached hereto in the possession of the Buyer is the most current Mortgage Loan Schedule and Exception Report.  The Buyer may request the Custodian to provide it with a copy of the current Mortgage Loan Schedule and Exception Report with respect to the Trust Receipt.

Each Mortgage Loan Schedule and Exception Report covering all Purchased Mortgage Loans purchased by the Buyer, delivered to the Buyer by the Custodian shall supersede and cancel the previously delivered Mortgage Loan Schedule and Exception Report attached to the Trust Receipt, and shall control and be binding upon the parties hereto; provided that, to the extent that the Custodian has indicated that is has in its possession a document, the Custodian may not subsequently note that such document is not in its possession unless such document has been released from its possession as provided in the Custodial Agreement or it notifies the Buyer that such document is missing in accordance with Section 21 of the Custodial Agreement.

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the above-referenced Custodial Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY
as Custodian

By:

Name:

Title:

Exh. 2-2

EXHIBIT 3

FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:                              [                                        ]

Re:                               The Amended and Restated Custodial Agreement, dated as of August 4, 2004, (the “Custodial Agreement”) among Merrill Lynch Mortgage Capital Inc. (the “Buyer”), MortgageIT, Inc., (a “Seller”), MortgageIT Holdings, Inc., (a “Seller”, and collectively with MortgageIT, Inc. the “Sellers”) and Deutsche Bank National Trust Company, as Custodian (the “Custodian”)

In connection with the administration of the Purchased Mortgage by you as the Custodian on behalf of the Buyer, we request the release, and acknowledge receipt of the (Mortgage File/[specify documents]) for the Purchased Mortgage Loan described below, for the reason indicated.

Mortgagors Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (unless otherwise indicated the Mortgage Loan was paid in full or rescinded (check only if applicable)

☐1.                           Mortgage Loan paid in full. (The Custodian shall delete the Mortgage Loan from the applicable Mortgage Loan Schedule and send the amended Mortgage Loan Schedule to Buyer).

☐2.                           Repurchase of Mortgage Loan pursuant to the Repurchase Agreement.  (The Custodian shall delete the Mortgage Loan from the applicable Mortgage Loan Schedule and send the amended Mortgage Loan Schedule to the Buyer.)

☐3.                           Delivery of substituted Mortgage Loan.  (The Custodian is hereby authorized to delete the Mortgage Loan from the applicable Mortgage Loan Schedule attached hereto and send the amended Mortgage Loan Schedule to Buyer.)

☐4.                           Mortgage Loan liquidated by                     .  (The Custodian is hereby authorized to delete the Mortgage Loan from the applicable Mortgage Loan Schedule attached hereto and send the amended Mortgage Loan Schedule to the Buyer.)

☐5.                           Mortgage Loan is otherwise released for servicing.

☐6.                           Mortgage Loan released to an Approved Takeout Investor pursuant to Notice of Bailment and Bailee Letter.

Exh. 3-1

If box 1, 2, 3 or 4 above is checked, and if all or part of the Mortgage Files were previously released to a Seller , please release to such Seller its previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

If box 5 above is checked, upon the return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

If box 6 above is checked, please release the documents pursuant to the instructions in the Notice of Bailment.

Each Seller understands and agrees that all documents delivered to each Seller or each Seller’s subservicer pursuant to this Request for Release shall be returned to the Custodian no later than 10 Business Days from the date hereof (other than with respect to Items 1-4 and 6).  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Custodial Agreement.

MORTGAGEIT, INC.,
Seller

By:

Name:

Title:

MORTGAGEIT HOLDINGS, INC.,
Seller

By:

Name:

Title:

Exh. 3-2

Acknowledged and Agreed:
MERRILL LYNCH MORTGAGE CAPITAL INC.

By:
Name:
Title:

Exh. 3-3

Acknowledgment of documents returned to the Custodian, for the reasons listed in items 5 or 6, as applicable

DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Custodian

By:
Name:
Title:
Date:

Exh. 3-4

EXHIBIT 4

AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN

Name/Title	Specimen Signature

Exh. 4-1

EXHIBIT 5

AUTHORIZED REPRESENTATIVES OF THE SELLERS

Name	Title	Authorized Signature

Doug W. Naidus	Chief Executive Officer

Donald Epstein	Executive Vice President- Finance

Michael Zigrossi	Senior Vice President Lending Operations

Phillip Kukafka	Chief Lending Officer

Sean McGrath	Senior Vice President- Financial Planning

Exh. 5-1

EXHIBIT 6

AUTHORIZED REPRESENTATIVES OF THE BUYER

Name	Title	Authorized Signature

James Cason	Director

Joshua Green	Director

Joseph Magnus	Director

Gene Nagotko	Director

John Winchester	Director

Christopher Czako	Senior Specialist

Lisa Liao	Senior Specialist

Michael Saccento	Senior Specialist

Exh. 6-1

EXHIBIT 7

FORM OF MORTGAGE LOAN SCHEDULE

1.	Loan ID#

2.	Account Number

3.	Property Type

4.	Loan Purpose

5.	Loan Rate

6.	Original Balance

7.	Actual P & I

8.	Service Fee

9.	Original Term

10.	State

11.	Appraisal

12.	Number of Units

13.	Margin

14.	Life Cap

15.	Property Street Address

16.	Property City

17.	Property Zip Code

18.	Doc Level

19.	First Payment Date

20.	Remaining Term

21.	CLTV

22.	Current Balance

23.	Borrower Last Name

Exh. 7-1

24.	Borrower First Name

25.	Next Interest Adjustment

26.	Index Name

27.	Last Payment Date

28.	Grade/Rating

29.	Debt Service Ratio

30.	LTV

31.	Owner Occupancy

32.	Lien Position

33.	Product Description

34.	Loan Type (Fixed Rate, Buy Down, GPM, GEM, ARM, Balloon)

35.	Negative Amortization Indicator

36.	Interest Rate Adjustment Frequency

37.	Annual Payment Cap

38.	Periodic Rate Cap on First Adjustment Date

39.	Lifetime Maximum Rate

40.	Negative Amortization Limit%

41.	Periodic Rate Cap Subsequent to First Adjustment Date

42.	Mortgage Insurance Coverage

43.	Primary Mortgage Insurer (if applicable)

44.	Borrower Credit Quality

45.	Risk Grades

46.	Current FICO Scores

47.	Mortgage Score

48.	Silent Second

Exh. 7-2

49.	Current Delinquency Status (30, 60, 90 Days Past Due, Foreclosure, Bankruptcy)

50.	First Mortgage Balance

51.	Payment Change Frequency

Exh. 7-3

EXHIBIT 8

FORM OF REPURCHASE RELEASE

MERRILL LYNCH MORTGAGE CAPITAL INC.
4 World Financial Center
10th Floor
New York, New York 10080

[date]

[                                                              ]
[                                         ]
[                                         ]
[                                         ]
Attention:  [                       ]

[                                                              ]

Re:                               The Amended and Restated Custodial Agreement, dated as of August 4, 2004, (the “Custodial Agreement”) among Merrill Lynch Mortgage Capital Inc. (the “Buyer”), MortgageIT, Inc., (a “Seller”), MortgageIT Holdings, Inc., (a “Seller”, and collectively with MortgageIT, Inc. the “Sellers”) and Deutsche Bank National Trust Company, as Custodian (the “Custodian”).

Ladies and Gentlemen:

Reference is made to the captioned Custodial Agreement.  Capitalized terms used herein shall have the respective meanings ascribed to them in the Custodial Agreement unless otherwise expressly defined herein.

Upon receipt by the Buyer by wire transfer of immediately available funds on [                            ,         ], in the amount of $[                           ] (the “Release Amount”), all ownership interests of the Buyer in each of the Purchased Mortgage Loans listed on the Schedule of Mortgage Loans (consisting of         pages and describing         Mortgage Loans) attached hereto and made a part hereof (the “Mortgage Loans”) and any related collateral, held by the Custodian on behalf of the Buyer, shall be completely and fully released.  Please wire transfer the Release Amount as follows:

Merrill Lynch Mortgage Capital Inc.

ABA #

Account Name:

Account # [                              ]

The Custodian is hereby notified, pursuant to Section 11 of the Custodial Agreement, of this release and, upon receipt of the notification from the Buyer referenced in the next paragraph,

Exh. 8-1

the Custodian is directed to immediately deliver the Mortgage Loans and related collateral to [trustee], as trustee (the “Trustee”) under the [Pooling and Servicing Agreement] dated as of [                          ,            ], relating to [name of trust(s)] (the “[Pooling and Servicing Agreement]”) among the Trustee, as trustee, [servicer], as servicer, and [depositor], as depositor.

Please continue to act as Custodian on behalf of the Buyer pursuant to the Custodial Agreement until notified of the receipt by the Buyer of the Release Amount by a representative of the Buyer, at which time please acknowledge receipt of such notification and your delivery of the Mortgage Loans and related collateral to the Trustee by signing below.

Sincerely,

MERRILL LYNCH MORTGAGE CAPITAL INC.

By:
Name:
Title:

Exh. 8-2

Receipt is hereby acknowledged the         day of           ,          of the foregoing notification of release of ownership interests and delivery of the aforesaid Mortgage Loans and related collateral to the Trustee.

Deutsche Bank National Trust Company, as Custodian under the Custodial Agreement

By:
Name:
Title:

Attachments:  Schedule of Mortgage Loans

Receipt is hereby acknowledged this       day of          ,           of the Aforesaid Mortgage Loans and related collateral.

[TRUSTEE], as Trustee under the [Pooling and Servicing Agreement]

By:
Name:
Title:

Exh. 8-3

EXHIBIT 9

FORM OF LOST NOTE AFFIDAVIT

(STATE OF NEW YORK	:
: ss:
(COUNTY OF NEW YORK	:

I,                      , as                      (title) of Deutsche Bank National Trust Company, as Custodian (the “Custodian”), am authorized to make this Affidavit on behalf of the Custodian.  In connection with the administration of the mortgage loans held by the Custodian on behalf of Merrill Lynch Mortgage Capital Inc.. (“MMC”) or the registered holder of such mortgage loans, as the case may be (the “Investor”), (hereinafter called “Deponent”), being duly sworn, deposes and says that:

1.                                       Custodian’s address is:

2.                                       That (s)he is a                         of [                                                                    ] [(“                                      ”)], which was the custodian of the mortgage loan documents for mortgage loan number                     under the Amended and Restated Custodial Agreement dated as of August 4, 2004 by and among MMC, MortgageIT, Inc., MortgageIT Holdings, Inc., as the sellers and Deutsche Bank National Trust Company, as custodian.

3.                                       That the original of the related note (the “Note”) appears to have been lost mislaid or misfiled by [                                            ] (the “Original”).

4.                                       That the records of [                                      ] do not show that such Note was ever released, paid off, satisfied, assigned, transferred, pledged or hypothecated and that such Note has been either lost, mislaid, or misfiled by [                                      ].

5.                                       That [                                      ] is aware that                      to which the above mentioned mortgage loan is to be assigned, relies upon the statements made herein as to such Note having been lost, mislaid or misfiled by [                                      ] and never having been released, paid off, satisfied, assigned, transferred, pledged or hypothecated.

6.                                       That in the event that [                                      ] should ever locate said Note, [                                      ] agrees to provide said Note to [                                      ] upon return of this Lost Note to [                                      ].

7.                                       That attached hereto is a true and correct copy of (i) the Note, endorsed in blank by the mortgagee, and (ii) the Mortgage or Deed of Trust [strike one] which secures the Note, which Mortgage or Deed of Trust is recorded at                                       .

8.                                       The Custodian agrees to indemnify and hold the Buyer and each Seller, and their respective trustees, shareholders, officers, designees, successors and assigns harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney’s

Exh. 9-1

fees, court costs and costs of appeal that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of the Custodian’s failure to deliver the Note.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Custodian

By:
Name:
Title:

Exh. 9-2

EXHIBIT 10

FORM OF WET-INK TRUST RECEIPT

Total Original Face:
# of Loans:
File Name:

Name of Recipient
Address
City, State Zip
Attn:

Re:                               The Amended and Restated Custodial Agreement, dated as of August 4, 2004, (the “Custodial Agreement”) among Merrill Lynch Mortgage Capital Inc. (the “Buyer”), MortgageIT, Inc., (a “Seller”), MortgageIT Holdings, Inc., (a “Seller”, and collectively with MortgageIT, Inc. the “Sellers”) and Deutsche Bank National Trust Company, as Custodian (the “Custodian”).

(a)                                  In accordance with the provisions of Section 2 of the above-referenced Custodial Agreement (the “Custodial Agreement”), the undersigned, as Custodian, hereby certifies that it will hold each Wet Ink Mortgage Loan identified on the Mortgage Loan Schedule attached hereto, pursuant to the Custodial Agreement, upon receipt thereof, as agent and bailee of and custodian for and for the exclusive use and benefit of the Buyer.  Any transferee of this Trust Receipt shall be entitled to have a paper copy of the most recent Mortgage Loan Schedule transmitted by the Custodian as of the date of transfer attached to this Trust Receipt upon request.  The Custodian shall notify Buyer via the Mortgage Loan Schedule delivered pursuant to the immediately following sentence by 5:00 p.m. New York City time on the eighth (8th) Business Day following the related Purchase Date by not including such Mortgage Loans in such Mortgage Loan Schedule in the event that either the Custodian does not receive a Mortgage File relating to a Wet Ink Mortgage Loan or such Mortgage File has been received but does not include the documents necessary for the Custodian to include such Wet Ink Mortgage Loan on a Mortgage Loan Schedule to a Trust Receipt on the eighth (8th) Business Day following the related Purchase Date.  If such Wet Ink Mortgage Loan is not included on a Mortgage Loan Schedule to a Trust Receipt by 5:00 p.m. New York City time on the eighth (8th) Business Day following the related Purchase Date, the Custodian shall continue to hold the Mortgage File relating to such Wet Ink Mortgage Loan as agent and bailee for Buyer until the receipt of instructions to the Custodian in writing to release the related Mortgage File as provided therein.

This Wet Ink Mortgage Loan Trust Receipt is not a negotiable instrument.  The Buyer may, however, transfer this Wet Ink Mortgage Loan Trust Receipt by a special endorsement to any party.  The party or parties that take this receipt from the Buyer or its affiliates by special endorsement may only transfer this receipt by a second endorsement in the Buyer or its affiliate’s favor.

The Custodian will accept and act on instructions with respect to any Wet Ink Mortgage Loan referred to herein upon surrender of this Wet Ink Mortgage Loan Trust Receipt at its

Exh. 10-1

corporate office, or any other mutually acceptable arrangement, 1761 East St. Andrew Place, Santa Ana, CA 92705, Attn: Mortgage Custody-MG030C.

All initially capitalized terms used herein without definition have the meanings ascribed to them in the above-referenced Custodial Agreement.

The Mortgage Loan Schedule attached hereto will be amended on each Business Day via electronic transmission to the Buyer and each subsequently transmitted Mortgage Loan Schedule shall automatically supersede each prior schedule and render all previously transmitted Mortgage Loan Schedules null and void.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Custodian

By:
Name:
Title:

Exh. 10-2

EXHIBIT 11

APPROVED BAILEES

1.               Credit Suisse – 11 Madison Avenue, New York NY 10010-3629

2.               Wells Fargo – 3200 Robbins Road, Springfield IL 62704

3.               Washington Mutual  - 2210 Enterprise Drive, Florence SC 29501

4.               Chase – 10151 Deerwood Park Blvd., #300, Jacksonville FL 32256

5.               Countrywide Home Loans – 1991 Crocker Road, Suite 600, Westlake, OH 44145

6.               Bear Stearns – 383 Madison Avenue, 7th Floor, New York, NY 10179

7.               C-Bass- 335 Madison Avenue, 19th Floor, New York, NY 10017

8.               Bayview Financial – 4425 Ponce de Leon Blvd. Coral Gables, FL 33146

9.               First Horizon – 4000 Horizon Way, Irving TX 75063

10.         Indy Mac – 155 North Lake Ave., Pasadena CA 91101

11.         Principal – 5457 Twin Knolls Road, #400, Columbia, MD

12.         UBS Warburg – 1285 Avenue of the Americas, 11th Floor, New York NY 10010

Exh. 11-1

EXHIBIT 12

APPROVED TAKEOUT INVESTORS

1.               Credit Suisse – 11 Madison Avenue, New York NY 10010-3629

2.               Wells Fargo – 3200 Robbins Road, Springfield IL 62704

3.               Washington Mutual  - 2210 Enterprise Drive, Florence SC 29501

4.               Chase – 10151 Deerwood Park Blvd., #300, Jacksonville FL 32256

5.               Countrywide Home Loans – 1991 Crocker Road, Suite 600, Westlake, OH 44145

6.               Bear Stearns – 383 Madison Avenue, 7th Floor, New York, NY 10179

7.               C-Bass- 335 Madison Avenue, 19th Floor, New York, NY 10017

8.               Bayview Financial – 4425 Ponce de Leon Blvd. Coral Gables, FL 33146

9.               First Horizon – 4000 Horizon Way, Irving TX 75063

10.         Indy Mac – 155 North Lake Ave., Pasadena CA 91101

11.         Principal – 5457 Twin Knolls Road, #400, Columbia, MD

12.         UBS Warburg – 1285 Avenue of the Americas, 11th Floor, New York NY 10010

Exh. 12-1

EXHIBIT 13

BAILEE LETTER

MERRILL LYNCH MORTGAGE CAPITAL INC.
MASTER BAILEE LETTER

                            ,

[ADDRESS]

[                 ]

Attention:

Ladies and Gentlemen:

The undersigned Merrill Lynch Mortgage Capital Inc. (“Buyer”) shall from time to time, cause Deutsche Bank National Trust Company, as custodian (“Custodian”), to deliver to                   (“Takeout Investor”) [or to                    , as [custodian] for Takeout Investor] original promissory notes (“Mortgage Notes”) evidencing certain mortgage loans (“Mortgage Loans”), along with certain other documents comprising the related files (“Custodial Files”) and, in each case, a Notice of Bailment in the form of Schedule 1 hereto with respect to each Mortgage Loan (“Notice of Bailment”), for inspection by Takeout Investor prior to the possible purchase by Takeout Investor of such Mortgage Loans pursuant to commitments (“Commitments”) from certain Sellers of Mortgage Loans (“Sellers”).  Prior to its delivery to [Takeout Investor/Bailee], all of Seller’s right, title and interest in each Mortgage Loan and proceeds thereof shall have been conveyed to Buyer in accordance with each Seller’s agreement with Buyer.

Except as otherwise provided herein, each Custodial File so delivered to [Takeout Investor/Bailee] is to be held by [Takeout Investor/Bailee], as agent for Custodian, and subject to only Buyer’s direction and control until released as provided herein.  The proceeds of the sale of each Mortgage Loan accepted for purchase by Takeout Investor must be remitted immediately upon settlement by Takeout Investor, by wire transfer in immediately available funds, in accordance with the following wire instructions:

ABA#
A/C#

Attn:

Takeout Investor shall be responsible for making certain that all of the proceeds from the sale of each Mortgage Loan are received in accordance with the wire transfer instructions set forth on each Notice of Bailment and Buyer’s interest in the Mortgage Loans shall not be released until such funds are received by Buyer.

Exh. 13-1

All Mortgage Loan documents held by [Takeout Investor/Bailee] which are received by [Takeout Investor/Bailee] from Custodian with respect to a Mortgage Loan that is not purchased within thirty days of receipt thereof must be returned immediately to Custodian at the address for delivery of documents set forth on the Notice of Bailment.  Buyer reserves the right at any time, until a Mortgage Loan has been purchased by Takeout Investor, to demand the return of the related Mortgage Documents to Custodian, and [Takeout Investor/Bailee] agrees to return to Custodian the Mortgage Documents pertaining to a Mortgage Loan not purchased by Takeout Investor immediately upon such demand by Buyer.

The persons listed on the attached Schedule 2 are the authorized representatives (“Authorized Representatives”) of Buyer.  [Takeout Investor/Bailee] shall not honor any communication from Sellers or any third party relating to a Mortgage Loan, which is not confirmed by the written or telephonic consent of an Authorized Representative of Buyer, or until Buyer has received the required amount of proceeds of the sale of such Mortgage Loan.

In the event [Takeout Investor/Bailee] is not able for any reason to comply with the terms of this Bailee Letter, [Takeout Investor/Bailee] shall immediately return the Submission Package to Custodian at the above address.

[Takeout Investor/Bailee] acknowledges that the Custodial File is being delivered in accordance with its instructions.  [Takeout Investor/Bailee] shall not deliver a Custodial File to any third party without the prior written consent of Buyer unless such third party is a wholly owned subsidiary of Takeout Investor or a custodian and bailee of Takeout Investor who is receiving such Custodial File with written notice of the bailment created by this Master Bailee Letter.

No deviation in performance of the terms of any previous bailment agreement will alter any of [Takeout Investor/Bailee’s] duties or responsibilities as provided herein.

By accepting delivery of a Custodial File containing a Notice of Bailment, [Takeout Investor/Bailee] shall be bound by the terms hereof.  Please execute and return the enclosed copy of this Master Bailee Letter in the enclosed self-addressed envelope.

Sincerely,

MERRILL LYNCH MORTGAGE CAPITAL INC.

By:
Name:
Title:

The undersigned Custodian executes this Master Bailee Letter solely for purposes of appointing [Takeout Investor/Bailee] its custodian and bailee to hold the Custodial Files in accordance with the terms of this Master Bailee Letter.

Exh. 13-2

Agreed to:

DEUTSCHE BANK NATIONAL TRUST COMPANY
(Custodian)

By:
Name:
Title:
Dated: As of the date first set forth above

Agreed to:

[Takeout Investor/Bailee]

By:
Name:
Title:
Dated: As of the date first set forth above

Exh. 13-3

SCHEDULE 1
TO EXHIBIT 13

NOTICE OF BAILMENT

[Address]

Re:                               [Insert Description of Loan, including Borrower’s Name, Loan Amount and Loan Number]

Ladies and Gentlemen:

Pursuant to the Master Bailee Letter, dated                                   ,          (the “Master Bailee Letter”), between Merrill Lynch Mortgage Capital Inc. (“Buyer”) and Deutsche Bank National Trust Company (the “Custodian”), you are hereby notified that the enclosed original promissory note with respect to the referenced loan together with certain other documents comprising the related file with respect to that loan (the “Mortgage Documents”) being hereby delivered to you herewith are to be held by you as agent of Custodian (which holds the Mortgage Documents as custodian and bailee for the benefit of Buyer).

Any Mortgage Documents (or portion thereof) not purchased by you in accordance with the provisions of the Applicable Requirements shall be sent to the Custodian by overnight courier to:  [insert address for return of documents].

In the event you elect to purchase the Mortgages subject to the Master Bailee Letter, you shall pay the Takeout Price to the Buyer by wire transfer based upon the following instructions:

ABA#
A/C#

Attn:

Any questions relating to the Mortgage Documents should be referred to the Buyer at (212)                 .

Sincerely,

By:
Name:
Title:

Exh. 13-4

SCHEDULE 2
TO EXHIBIT 13

AUTHORIZED REPRESENTATIVES OF THE BUYER

Name	Title	Authorized Signature

James Cason	Director

Joseph Magnus	Director

Joshua Green	Director

Gene Nagotko	Vice President

John Winchester	Director

Christopher Czako	Senior Specialist

Lisa Liao	Specialist

Michael Saccento	Specialist

Exh. 13-5

EXHIBIT 14

FORM OF BAILEE VIOLATION LETTER

[Buyer]
[ADDRESS]

[Takeout Investor]
[ADDRESS]

RE:  [Reference applicable bailee letter (the “Bailee Letter”)]

We hereby notify you that, pursuant to the Bailee Letter, the Mortgage Files for the Mortgage Loans listed on Annex I hereto were released to [Takeout Investor/Bailee] (“Takeout Investor/Bailee”) for purchase on         , 200     and [Takeout Investor/Bailee] has had possession of the Mortgage Files for more than thirty days without purchasing such Mortgage Loans.

By:	DEUTSCHE BANK NATIONAL TRUST COMPANY

Name:
Title:

H-6

EXHIBIT 15

FORM OF AMENDED AND RESTATED

SETTLEMENT ACCOUNT CONTROL AGREEMENT

AMENDED AND RESTATED SETTLEMENT ACCOUNT CONTROL AGREEMENT (this “Agreement”), dated as of August 4, 2004, between MERRILL LYNCH COMMERCIAL FINANCE CORP. (“MLMCI” and the “Buyer”), MORTGAGEIT, INC., (“MortgageIT” and a “Seller”), MORTGAGEIT HOLDINGS, INC., (“Holdings”, a “Seller”, and collectively with MortgageIT, the “Sellers”), and DEUTSCHE BANK NATIONAL TRUST COMPANY (the “Bank”).

Merrill Lynch Commercial Finance Corp. (“MLCFC”), MortgageIT  and the Bank previously entered into a Settlement Account Control Agreement, dated September 15, 2003, (the “Existing Settlement Account Control Agreement”) and MLCFC subsequently assigned its rights as Buyer thereunder to MLMCI.

MLMCI, the Sellers and the Bank have requested that the Existing Settlement Account Control Agreement be amended and restated on the terms and conditions set forth herein.

Accordingly, the parties hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Settlement Account Control Agreement is hereby amended and restated as set forth herein.

WHEREAS, the Sellers and the Buyer have entered into that certain Amended and Restated Repurchase Agreement, dated as of August 4, 2004 (as amended, the “Repurchase Agreement”) pursuant to which the Buyer may enter into a Transaction secured by, among other things, the Settlement Account (as defined below) and all amounts held therein;

WHEREAS, the Sellers, the Buyer, and the Bank, as Custodian thereunder have entered into that certain Amended and Restated Custodial Agreement, dated as of August 4, 2004 (as amended, the “Custodial Agreement”);

WHEREAS, the Sellers have established that certain Settlement Account, Acct. No. 38567, which is a segregated, non-interest bearing trust account, subject to the security interest of the Buyer, ABA # 021001033, which account is maintained in the name of the Sellers in trust for the Buyer with the Bank pursuant to the Custodial Agreement (the “Settlement Account”);

WHEREAS, pursuant to the Custodial Agreement, the Sellers shall cause the applicable Takeout Investor to remit all amounts on account of the related Mortgage Loans to the Settlement Account in accordance with the provisions of the related Takeout Commitment; and

WHEREAS, the Sellers have granted to the Buyer a security interest in the Settlement Account and all amounts held therein;

NOW, THEREFORE, the parties hereby agree as follows:

(a)                                  Capitalized Terms.  Capitalized terms used but not defined herein shall have the meanings assigned in the Custodial Agreement or the Repurchase Agreement, as applicable.

(b)                                 Transfers To and From Settlement Account; Control.  The parties agree that, with respect to a Takeout Commitment:  (a) on or before the Anticipated Settlement Date, the Sellers shall provide to the Bank instructions, with the related security release attached thereto, specifying the amount that the Bank shall credit to the account of the Buyer specified in Written Instructions from Buyer from time to time, (b) immediately upon receipt of such instructions and such amount, the Bank shall credit such amount (or, to the extent that the amount indicated in Sellers’ instructions is less than the amount set forth in the attached security release and such amount set forth in such security release is received by the Bank, the amount set forth in such security release) to such Buyer’s account; (c) except as described in clause (d) below, the Bank shall transfer the remainder of all amounts that the Bank receives in respect of such Takeout Commitment as instructed by the Sellers in writing; and (d) the Bank shall transfer funds from the Settlement Account in accordance with such instructions until the Bank receives notice from the Buyer that an event of default has occurred and is continuing under the Repurchase Agreement (a “Notice of Event of Default”); and (e) upon the Bank’s receipt of a Notice of Event of Default, the Bank shall (i) in no event (A) transfer funds from the Settlement Account to the Sellers, (B) act on the instruction of the Sellers (unless the Buyer so directs), or (C) cause or permit withdrawals from the Settlement Account in any manner not approved by the Buyer in writing and (ii) comply with instructions originated by the Buyer concerning the disposition of funds in the Settlement Account without further consent of the Sellers.  With respect to a Takeout Commitment, to the extent that the amount indicated in Sellers’ instructions is less than the amount set forth in the attached security release and the Bank receives less than the amount set forth in such security release, the Bank shall provide to the Buyer prompt written notice thereof.  Funds in the Settlement Account shall be held uninvested.  In no event shall the Bank have a duty to review or verify wire instructions, unless expressly stated herein.

(c)                                  Settlement Account.  The Bank hereby confirms and agrees that:

(i)                                                        The Bank shall not change the name or account number of the Settlement Account without the prior written consent of the Buyer;

(ii)                                                     The Settlement Account is a “deposit account” (within the meaning of Section 9-102(a)(29) of the Uniform Commercial Code (the “UCC”));

(iii)                                                  Without limitation on the Buyer’s rights under Section 2 above, the Bank shall comply with any stop payment orders given by the Buyer after receipt by Bank of a Notice of Event of Default with respect to items presented for payment by the Seller;

(iv)                                                 Except for the Custodial Agreement, there are no other agreements entered into between the Bank and the Seller with respect to the Settlement Account;

(v)                                                    It has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Settlement Account and/or any

2

funds held therein pursuant to which it has agreed, or will agree, to comply with orders or instructions of such other person; and

(vi)                                                 It has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Seller purporting to limit or condition the obligation of the Bank to comply with orders and other instructions of the Buyer as set forth in Sections 2(c)(ii) and 3(c) above.

(d)                                 Subordination of Lien; Waiver of Set-Off.  (i)  In the event that the Bank has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Settlement Account or any funds held therein, the Bank hereby agrees that such security interest shall be subordinate to the security interest of the Buyer.  The funds and other items deposited to the Settlement Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Buyer (except that the Bank may set off (i) all amounts due to the Bank in respect of customary fees and expenses for the routine maintenance and operation of the Settlement Account and (ii) the face amount of any checks which have been credited to the Settlement Account but are subsequently returned unpaid because of uncollected or insufficient funds, or (iii) other returned items or mistakes made in crediting the Settlement Account).

(ii)                                                     The Sellers hereby authorize the Bank, without prior notice, from time to time to debit any other account the Sellers may have with the Bank for the amount due the Bank hereunder.

(e)                                  CHOICE OF LAW.  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, NEW YORK SHALL BE DEEMED TO BE THE “BANK’S JURISDICTION.”

(f)                                    Conflict with Other Agreements.  (i)  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement between the Sellers and the Bank now existing or hereafter entered into, the terms of this Agreement shall prevail.

(ii)                                                     No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

(g)                                 Adverse Claims.  Except for the claims and interest of the Buyer and of the Sellers in the Settlement Account, the Bank does not have actual knowledge of any claim to, or interest in, the Settlement Account or in funds held therein.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Settlement Account or against any funds held therein, and a Responsible Officer of the Bank is notified in writing, the Bank will promptly notify the Buyer and the Sellers thereof.  For purposes of this Section 7, a “Responsible Officer” shall mean, with respect to the Bank, any officer, including any managing director, principal, vice president, assistant vice president, assistant treasurer, assistant secretary, trust officer or any other officer of the Bank customarily performing functions similar to those performed by any of

3

the above designated officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

(h)                                 Successors.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.

(i)                                     Notices.  Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed, to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received, or three days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below:

Seller:

MortgageIT, Inc.
33 Maiden Lane
6th Floor
New York, New York 10038
Attention: Chief Operating Officer
Telephone: (212) 651-4961
Facsimile: (212) 651-4680

Seller:

MortgageIT Holdings, Inc.
33 Maiden Lane
6th Floor
New York, New York 10038
Attention: Chief Operating Officer
Telephone: (212) 651-4961
Facsimile: (212) 651-4680

with copies to the Buyer at the address below

Buyer:

Merrill Lynch Mortgage Capital Inc.
4 World Financial Center
10th Floor
New York, New York 10080
Attention: James Cason

4

Bank:

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705
Attention: Mortgage Custody-MG030C
Telephone: (714) 247-6000
Facsimile: (714) 247-6082

Any party may change its address for notices in the manner set forth above.

(j)                                     Termination.  The obligations of the Bank to the Buyer pursuant to this Agreement shall continue in effect until the Buyer has notified the Bank of such termination in writing.  The Buyer agrees with the Sellers to provide Notice of Termination in substantially the form of Exhibit A hereto to the Bank on or after the termination of the Buyer’s security interest in the Settlement Account pursuant to, or as otherwise provided by, the terms of the Repurchase Agreement.

(k)                                  Limitation of Liability; Indemnification of the Bank.  The Sellers and the Buyer hereby agree that (a) the Bank is released from any and all liabilities to the Sellers and the Buyer arising from the terms of this Agreement and the compliance of the Bank with the terms hereof, except to the extent that such liabilities arise from the Bank’s bad faith, willful misconduct or negligence and (b) the Sellers, jointly and severally, their successors and assigns shall at all times indemnify and save harmless the Bank from and against any loss, liability or expense incurred without bad faith, willful misconduct or negligence on the part of the Bank, its officers, directors and agents, arising out of or in connection with the execution and performance of this Agreement or the maintenance of the Settlement Account, including the costs and expenses of defending themselves against any claim or liability in connection with the performance of any of their powers or duties hereunder, which indemnity shall survive the termination of this Agreement or the earlier removal or resignation of the Bank.  The Bank shall also be afforded the same rights and protections afforded to Deutsche Bank National Trust Company in its role as Custodian under the Custodial Agreement, as if such rights and protections were fully set forth herein.

(l)                                     Counterparts.  This Agreement may be executed may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[SIGNATURE PAGES FOLLOW]

5

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.

MORTGAGEIT, INC., as Seller

By:	/s/ JOHN R. CUTI
Name: John R. Cuti
Title: Secretary

MORTGAGEIT HOLDINGS, INC., as Seller

By:	/s/ JOHN R. CUTI
Name: John R. Cuti
Title: Secretary

MERRILL LYNCH MORTGAGE CAPITAL INC., as Buyer

By:	/s/ JOHN WINCHESTER
Name: John Winchester
Title: Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Bank

By:	/s/ CHRISTOPHER CORCORAN
Name: Christopher Corcoran
Title: Assistant Vice President

By:	/s/ KEVIN R. FISCHER
Name: Kevin R. Fischer
Title: Vice President

Exhibit A to
Settlement Account Control Agreement

[LETTERHEAD OF MERRILL LYNCH MORTGAGE CAPITAL INC.]

[Date]

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705
Attention:  Mortgage Custody-MG030C
Facsimile: (714) 247-6082

Re:                               Notice of Termination of Amended and Restated Settlement Account Control Agreement

You are hereby notified that the Amended and Restated Settlement Account Control Agreement, dated as of August 4, 2004, a copy of which is attached (the “Agreement”), among you, the undersigned, MortgageIT, Inc., (“MortgageIT” and a “Seller”) and MortgageIT Holdings, Inc., (a “Seller”, and collectively with MortgageIT, the “Sellers”) is terminated and you have no further obligations to the undersigned pursuant to the Agreement.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Settlement Account from the Sellers.  This notice terminates any obligations you may have to the undersigned with respect to the Settlement Account; provided, however, that nothing contained in this notice shall alter any obligations which you may otherwise owe to the undersigned pursuant to any other agreement.

Very truly yours,

MERRILL LYNCH MORTGAGE CAPITAL INC.

By:
Name:
Title:

Exhibit A-1